UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-117232	41-1955181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN	55437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 832-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 and Item 9 are not included because they are not applicable.

Item 8.01. Other Events.

On November 22, 2004, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Mortgage Pass-Through Certificates, Series 2004-J5, pursuant to a Pooling and Servicing Agreement, dated as of November 22, 2004 among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

10.1	Pooling and Servicing Agreement, dated as of November 22, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

10.2	Mortgage Loan Purchase Agreement, dated as of November 22, 2004 among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE
PRODUCTS, INC.

By:	/s/ Patricia C. Taylor
Name:	Patricia C. Taylor
Title:	Vice President

Dated: December 7, 2004

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Exhibit Index

Exhibit Number	Description
10.1	Pooling and Servicing Agreement, dated as of November 22, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

10.2	Mortgage Loan Purchase Agreement, dated as of November 22, 2004 by and among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser.

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